UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 AUGUST 2, 2002
                Date of Report (Date of Earliest Event Reported)
                        EYE CARE CENTERS OF AMERICA, INC.
             (Exact Name of Registrant as Specified in its Charter)
                           TEXAS  33-70572  74-2337775
                       (State of (Commission (IRS Employer
                 Incorporation) File Number) Identification No.)
                                11103 WEST AVENUE
                            SAN ANTONIO, TEXAS 78213
               (Address of Principal Executive Offices) (Zip Code)
                                 (210) 340-3531
              (Registrant's telephone number, including area code)

                              ITEM 5. OTHER EVENTS

On August 2, 2002, Eye Care Centers of America, Inc. filed a press release to announce that it has entered into discussions with Bank of America Securities, LLC and Fleet National Bank, Inc. to refinance its existing senior credit facilities. No assurances can be given at this time to the outcome of these discussions.

(c)  Exhibits:

              99       Press  release  dated  August  2,  2002


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                        EYE CARE CENTERS OF AMERICA, INC.


August  2,  2002               /s/  Alan  E.  Wiley
----------------               --------------------
Dated                          Executive  Vice  President  and
                               Chief  Financial  Officer